UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: September 30, 2009

ITEM 1.   SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS
VARIABLE INCOME TRUST
LEGG MASON WESTERN ASSET VARIABLE STRATEGIC
BOND PORTFOLIO (FORMERLY KNOWN AS LEGG
MASON PARTNERS VARIABLE STRATEGIC BOND
PORTFOLIO)
FORM N-Q
SEPTEMBER 30, 2009

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited)	September 30, 2009

Face
Amount	Security	Value

CORPORATE BONDS & NOTES — 33.3%
CONSUMER DISCRETIONARY — 3.0%
Automobiles — 0.1%
	Motors Liquidation Co., Senior Debentures:
$160,000	8.250% due 7/15/23 (a)	$25,600
5,000	8.375% due 7/15/33 (a)	838

	Total Automobiles	26,438

Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
20,000	7.625% due 10/1/18	20,250
35,000	7.500% due 4/1/27	31,412

	Total Diversified Consumer Services	51,662

Hotels, Restaurants & Leisure — 0.4%
80,000	MGM MIRAGE Inc., Notes, 6.750% due 9/1/12	67,400
	Station Casinos Inc.:
15,000	Senior Notes, 7.750% due 8/15/16 (a)(b)	4,575
75,000	Senior Subordinated Notes, 6.500% due 2/1/14 (a)(b)	3,000
125,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (c)	124,375

	Total Hotels, Restaurants & Leisure	199,350

Media — 2.4%
170,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)(b)	32,300
30,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (c)	28,500
100,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	123,504
	Comcast Corp.:
360,000	5.700% due 5/15/18	379,135
	Notes:
140,000	6.500% due 1/15/15	156,177
10,000	5.875% due 2/15/18	10,673
10,000	Senior Notes, 6.500% due 1/15/17	10,992
50,000	CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	51,750
75,000	DISH DBS Corp., Senior Notes, 6.625% due 10/1/14	73,125
60,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	74,042
	Time Warner Cable Inc., Senior Notes:
240,000	8.250% due 4/1/19	290,584
40,000	6.750% due 6/15/39	43,402
70,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	78,670

	Total Media	1,352,854

Multiline Retail — 0.0%
26,233	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (d)	22,561

	TOTAL CONSUMER DISCRETIONARY	1,652,865

CONSUMER STAPLES — 0.5%
Food & Staples Retailing — 0.4%
70,000	CVS Caremark Corp., Senior Notes, 6.600% due 3/15/19	79,050
173,926	CVS Pass-Through Trust, Secured Notes, 6.943% due 1/10/30	176,173

	Total Food & Staples Retailing	255,223

Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
20,000	7.250% due 6/15/10	20,100
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

Food Products — 0.1% (continued)
$27,000	8.875% due 3/15/11	$27,169

	Total Food Products	47,269

	TOTAL CONSUMER STAPLES	302,492

ENERGY — 4.9%
Energy Equipment & Services — 0.1%
55,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	50,325

Oil, Gas & Consumable Fuels — 4.8%
290,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	321,746
80,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	82,867
40,000	Cenovus Energy Inc., Senior Notes, 6.750% due 11/15/39 (c)	43,246
100,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	95,000
	Compagnie Generale de Geophysique SA, Senior Notes:
15,000	7.500% due 5/15/15	15,000
55,000	7.750% due 5/15/17	54,863
355,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	417,796
225,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12	230,654
80,000	Energy Transfer Partners LP, Senior Notes, 9.000% due 4/15/19	96,350
100,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	99,625
	Hess Corp., Notes:
30,000	8.125% due 2/15/19	36,102
20,000	7.875% due 10/1/29	23,489
200,000	7.300% due 8/15/31	225,473
20,000	Kinder Morgan Energy Partners LP, Senior Notes, 6.000% due 2/1/17	20,933
	OPTI Canada Inc., Senior Secured Notes:
40,000	7.875% due 12/15/14	30,800
45,000	8.250% due 12/15/14	35,100
20,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	20,300
65,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	62,867
70,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	75,075
40,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16 (c)	41,900
30,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)(c)	2,100
20,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	22,827
75,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	74,437
	Williams Cos. Inc.:
130,000	Debentures, 7.500% due 1/15/31	133,134
	Notes:
55,000	7.875% due 9/1/21	59,608
174,000	8.750% due 3/15/32	200,063
	Senior Notes:
75,000	7.625% due 7/15/19	81,115
40,000	7.750% due 6/15/31	42,055
	XTO Energy Inc., Senior Notes:
60,000	6.500% due 12/15/18	66,354
10,000	6.750% due 8/1/37	11,161

	Total Oil, Gas & Consumable Fuels	2,722,040

	TOTAL ENERGY	2,772,365

FINANCIALS — 13.8%
Capital Markets — 2.2%
100,000	Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	114,386
90,000	Credit Suisse Guernsey Ltd., Junior Subordinated Notes, 5.860% due 5/15/17 (e)(f)	68,850
190,000	Goldman Sachs Group Inc., Senior Notes, 7.500% due 2/15/19	217,662
490,000	Kaupthing Bank HF, Senior Notes, 7.625% due 2/28/15 (a)(b)(c)	106,575
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

Capital Markets — 2.2% (continued)
$80,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (a)(e)	$8
630,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17 (a)	63
30,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	31,602
	Morgan Stanley:
80,000	Medium-Term Notes, 0.960% due 10/18/16 (e)	71,554
600,000	Subordinated Notes, 4.750% due 4/1/14	596,167

	Total Capital Markets	1,206,867

Commercial Banks — 2.7%
100,000	Barclays Bank PLC, Senior Notes, 5.200% due 7/10/14	105,743
	Glitnir Banki HF:
190,000	Notes, 6.330% due 7/28/11 (a)(b)(c)	47,500
170,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(c)	102
120,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (c)(e)	98,114
340,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (a)(b)(c)	19,550
75,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19 (c)(e)(f)	92,132
150,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (c)(e)(f)	124,637
	Royal Bank of Scotland Group PLC, Subordinated Notes:
30,000	5.000% due 11/12/13	27,535
50,000	5.000% due 10/1/14	45,270
60,000	5.050% due 1/8/15	53,886
160,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (c)(e)	142,456
170,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (c)(e)(f)	89,348
80,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (e)	55,825
510,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	518,485
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	87,250

	Total Commercial Banks	1,507,833

Consumer Finance — 4.0%
160,000	Aiful Corp., Notes, 5.000% due 8/10/10 (c)	85,612
	American Express Co.:
90,000	Senior Notes, 8.125% due 5/20/19	106,626
120,000	Subordinated Debentures, 6.800% due 9/1/66 (e)	103,800
90,000	American Express Credit Corp., Senior Notes, 5.125% due 8/25/14	93,198
	Ford Motor Credit Co.:
650,000	Notes, 7.375% due 10/28/09	650,180
183,000	Senior Notes, 5.549% due 6/15/11 (e)	174,994
	GMAC LLC:
	Senior Notes:
6,000	7.250% due 3/2/11 (c)	5,835
87,000	6.875% due 9/15/11 (c)	83,085
291,000	6.625% due 5/15/12 (c)	270,630
69,000	7.500% due 12/31/13 (c)	61,065
107,000	6.750% due 12/1/14 (c)	92,020
54,000	Subordinated Notes, 8.000% due 12/31/18 (c)	41,310
	SLM Corp.:
	Medium-Term Notes:
160,000	5.000% due 10/1/13	127,478
335,000	5.375% due 5/15/14	256,647
40,000	5.050% due 11/14/14	29,435
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

Consumer Finance — 4.0% (continued)
$50,000	5.625% due 8/1/33	$31,462
60,000	Senior Notes, 0.000% due 4/1/14 (e)	39,773

	Total Consumer Finance	2,253,150

Diversified Financial Services — 3.9%
100,000	AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (c)(e)	41,500
	Bank of America Corp.:
70,000	Senior Notes, 7.625% due 6/1/19	79,013
400,000	Subordinated Notes, 5.420% due 3/15/17	382,758
280,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (c)	287,427
	General Electric Capital Corp.:
300,000	Senior Notes, 6.875% due 1/10/39	315,213
300,000	Subordinated Debentures, 6.375% due 11/15/67 (e)	248,622
	JPMorgan Chase & Co., Subordinated Notes:
120,000	6.625% due 3/15/12	131,086
260,000	5.125% due 9/15/14	271,166
130,000	5.150% due 10/1/15	135,045
140,000	6.125% due 6/27/17	147,781
100,000	TNK-BP Finance SA, Senior Notes, 7.500% due 7/18/16 (c)	97,750
50,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	52,250

	Total Diversified Financial Services	2,189,611

Insurance — 0.9%
	American International Group Inc.:
140,000	Junior Subordinated Debentures, 6.250% due 3/15/37	70,000
30,000	Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	21,753
	MetLife Inc.:
270,000	Junior Subordinated Debentures, 6.400% due 12/15/36	232,200
70,000	Senior Notes, 6.750% due 6/1/16	78,226
130,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/67 (e)	114,463

	Total Insurance	516,642

Real Estate Management & Development — 0.1%
150,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	83,625

	TOTAL FINANCIALS	7,757,728

HEALTH CARE — 1.5%
Health Care Providers & Services — 0.8%
40,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	41,100
65,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	64,675
	HCA Inc.:
	Senior Notes:
14,000	6.300% due 10/1/12	13,510
151,000	5.750% due 3/15/14	134,013
9,000	Senior Secured Notes, 9.625% due 11/15/16 (d)	9,383
	Tenet Healthcare Corp., Senior Notes:
75,000	7.375% due 2/1/13	74,625
15,000	6.875% due 11/15/31	11,775
60,000	UnitedHealth Group Inc., Senior Notes, 6.000% due 2/15/18	63,154
	WellPoint Inc., Notes:
10,000	5.875% due 6/15/17	10,571
40,000	7.000% due 2/15/19	45,550

	Total Health Care Providers & Services	468,356

See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

Pharmaceuticals — 0.7%
$110,000	Pfizer Inc., Senior Notes, 6.200% due 3/15/19	$124,211
60,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19 (c)	66,910
150,000	Wyeth, Notes, 5.950% due 4/1/37	165,770

	Total Pharmaceuticals	356,891

	TOTAL HEALTH CARE	825,247

INDUSTRIALS — 1.3%
Aerospace & Defense — 0.5%
	Boeing Co., Senior Notes:
50,000	6.000% due 3/15/19	56,188
20,000	4.875% due 2/15/20	20,673
175,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	177,844

	Total Aerospace & Defense	254,705

Airlines — 0.6%
350,141	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	323,880

Road & Rail — 0.2%
25,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14	25,375
35,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16 (c)	38,850
60,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17 (c)	63,150

	Total Road & Rail	127,375

	TOTAL INDUSTRIALS	705,960

MATERIALS — 1.0%
Chemicals — 0.1%
80,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	78,000

Containers & Packaging — 0.0%
25,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (a)(b)(g)	0

Metals & Mining — 0.7%
80,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	85,219
	Rio Tinto Finance USA Ltd.:
30,000	Notes, 6.500% due 7/15/18	32,314
30,000	Senior Notes, 5.875% due 7/15/13	32,350
45,000	Steel Dynamics Inc., Senior Notes, 6.750% due 4/1/15	43,312
	Teck Resources Ltd., Senior Secured Notes:
5,000	9.750% due 5/15/14	5,525
5,000	10.250% due 5/15/16	5,675
10,000	10.750% due 5/15/19	11,675
90,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	93,333
100,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (c)	100,250

	Total Metals & Mining	409,653

Paper & Forest Products — 0.2%
90,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	93,813

	TOTAL MATERIALS	581,466

TELECOMMUNICATION SERVICES — 4.0%
Diversified Telecommunication Services — 3.2%
	AT&T Inc., Global Notes:
140,000	5.500% due 2/1/18	146,316
30,000	5.800% due 2/15/19	32,159
110,000	6.550% due 2/15/39	120,336
260,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	276,049
20,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	20,600
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

Diversified Telecommunication Services — 3.2% (continued)
$10,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	$10,550
200,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	212,436
20,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	17,725
70,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	69,475
425,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	440,553
345,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	369,533
60,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	65,295
15,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	15,413

	Total Diversified Telecommunication Services	1,796,440

Wireless Telecommunication Services — 0.8%
40,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	41,554
40,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16 (c)	40,800
30,000	Rogers Communications Inc., Senior Notes, 6.800% due 8/15/18	33,725
325,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	337,187

	Total Wireless Telecommunication Services	453,266

	TOTAL TELECOMMUNICATION SERVICES	2,249,706

UTILITIES — 3.3%
Electric Utilities — 1.2%
14,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	15,470
195,000	Exelon Corp., Bonds, 5.625% due 6/15/35	188,583
285,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	320,380
130,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	145,094

	Total Electric Utilities	669,527

Independent Power Producers & Energy Traders — 2.1%
	AES Corp., Senior Notes:
93,000	9.375% due 9/15/10	96,255
16,000	7.750% due 3/1/14	16,200
50,000	7.750% due 10/15/15	50,500
273,000	8.000% due 10/15/17	276,071
45,000	Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes, 8.000% due 6/1/16 (c)	46,350
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	19,375
50,000	Senior Notes, 7.750% due 6/1/19	42,875
20,000	Edison Mission Energy, Senior Notes, 7.625% due 5/15/27	14,400
	Energy Future Holdings Corp., Senior Notes:
10,000	10.875% due 11/1/17	7,600
767,600	11.250% due 11/1/17 (d)	510,454
	NRG Energy Inc., Senior Notes:
25,000	7.250% due 2/1/14	24,625
60,000	7.375% due 2/1/16	58,200
48,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	32,998

	Total Independent Power Producers & Energy Traders	1,195,903

	TOTAL UTILITIES	1,865,430

	TOTAL CORPORATE BONDS & NOTES (Cost — $20,949,849)	18,713,259

ASSET-BACKED SECURITIES — 4.1%
FINANCIALS — 4.1%
Home Equity — 4.0%
101,398	Accredited Mortgage Loan Trust, 0.486% due 9/25/35 (e)	79,539
479,965	ACE Securities Corp., 0.416% due 1/25/36 (e)	44,944
47,298	Amortizing Residential Collateral Trust, 2.046% due 8/25/32 (e)	12,836
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

Home Equity — 4.0% (continued)
$230,320	Bear Stearns Asset-Backed Securities Trust, 0.596% due 9/25/34 (e)	$217,384
89,584	Countrywide Asset-Backed Certificates, 1.496% due 6/25/34 (e)	6,104
	Countrywide Home Equity Loan Trust:
558,055	0.793% due 11/15/28 (e)(g)	257,554
440,213	0.543% due 12/15/33 (c)(e)	70,434
563,887	First Horizon ABS Trust, 0.406% due 10/25/34 (e)	176,783
544,075	GMAC Mortgage Corp. Loan Trust, 0.996% due 2/25/31 (c)(e)	303,312
65,582	Green Tree Financial Corp., 7.070% due 1/15/29	63,433
193,301	GSAMP Trust, 0.346% due 1/25/36 (e)	17,174
300,640	Indymac Home Equity Loan Asset-Backed Trust, 0.416% due 4/25/36 (e)	91,213
694,409	Lehman XS Trust, 0.456% due 9/25/46 (e)	320,586
366,130	SACO I Trust, 0.416% due 3/25/36 (e)	50,925
3,130	Sail Net Interest Margin Notes, 7.750% due 4/27/33 (b)(c)	0
585,825	Securitized Asset-Backed Receivables LLC, 0.476% due 2/25/37 (e)	248,483
647,484	Washington Mutual Inc. Asset-Backed Certificates, 0.496% due 5/25/37 (e)	332,552

	Total Home Equity	2,293,256

Manufactured Housing — 0.1%
38,757	Mid-State Trust, 7.340% due 7/1/35	35,493

	TOTAL ASSET-BACKED SECURITIES (Cost — $5,930,867)	2,328,749

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.4%
517,698	American Home Mortgage Investment Trust, 5.294% due 6/25/45 (e)	318,864
760,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (e)	703,918
376,443	Banc of America Mortgage Securities, 4.798% due 9/25/35 (e)	301,624
108,130	Banc of America Mortgage Securities Inc., 5.207% due 12/25/34 (e)	92,316
125,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (e)	135,092
254,122	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (c)	262,618
	Countrywide Alternative Loan Trust:
413,357	0.476% due 7/20/35 (e)	219,418
489,216	0.576% due 11/20/35 (e)	264,525
468,395	0.516% due 1/25/36 (e)	247,135
557,679	0.456% due 7/25/36 (e)	240,440
333,155	Countrywide Home Loan, Mortgage Pass-Through Trust, 0.546% due 5/25/35 (e)	176,484
810,000	Credit Suisse Mortgage Capital Certificates, 5.609% due 2/15/39 (e)	766,569
227,810	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.935% due 8/25/35 (e)	197,624
	Downey Savings & Loan Association Mortgage Loan Trust:
311,740	0.456% due 3/19/45 (e)	155,541
450,574	1.821% due 3/19/46 (e)	181,537
4,946,959	First Union National Bank Commercial Mortgage, IO, 0.834% due 5/17/32 (b)(e)	55,908
274,831	GSR Mortgage Loan Trust, 4.323% due 10/25/35 (e)	212,293
	Harborview Mortgage Loan Trust:
315,463	0.646% due 11/19/34 (e)	186,997
379,266	0.596% due 1/19/35 (e)	209,313
702,939	0.456% due 11/19/36 (e)	351,058
216,609	Indymac Index Mortgage Loan Trust, 4.468% due 3/25/35 (e)	117,142
108,611	Merit Securities Corp., 1.746% due 9/28/32 (c)(e)	77,927
	Merrill Lynch/Countrywide Commercial Mortgage Trust:
760,000	6.156% due 7/12/17 (e)	609,971
740,000	5.810% due 6/12/50 (e)	578,199
623,630	Morgan Stanley Mortgage Loan Trust, 5.330% due 3/25/36 (e)	374,449
204,629	RBSGC Mortgage Pass-Through Certificates, 0.696% due 1/25/37 (e)	103,094
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.4% (continued)
	Residential Accredit Loans Inc.:
$213,672	0.606% due 1/25/37 (e)	$104,279
300,000	0.451% due 9/25/46 (e)	79,245
339,210	Sequoia Mortgage Trust, 1.447% due 6/20/33 (e)	295,027
407,033	Structured ARM Loan Trust, 0.566% due 10/25/35 (e)	219,796
	Structured Asset Mortgage Investments Inc.:
46,838	4.335% due 8/25/35 (e)(g)	28,404
356,069	0.456% due 5/25/36 (e)	184,075
198,463	Structured Asset Securities Corp., 0.526% due 4/25/35 (e)	171,101
450,574	Voyager Dwnys Delaware Trust, 1.820% due 3/20/47 (b)(c)(e)(g)	121,286
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
700,000	4.425% due 8/25/35 (e)	435,258
285,897	5.499% due 9/25/36 (e)	214,813
542,330	0.516% due 12/25/45 (e)	328,504
293,758	0.536% due 12/25/45 (e)	168,894
782,562	1.711% due 7/25/47 (e)(g)	172,048
172,233	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (e)	133,276

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $15,296,495)	9,796,062

COLLATERALIZED SENIOR LOAN — 0.4%
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
245,625	First Data Corp., Term Loan, 3.018% due 10/15/14 (c)(e) (Cost — $237,986)	212,088

MORTGAGE-BACKED SECURITIES — 23.3%
FHLMC — 5.2%
	Federal Home Loan Mortgage Corp. (FHLMC):
98,976	5.705% due 2/1/37 (e)(h)	104,547
638,953	5.879% due 4/1/37 (e)(h)	678,769
255,139	5.875% due 5/1/37 (e)(h)	270,015
297,769	5.913% due 5/1/37 (e)(h)	315,514
630,695	5.558% due 1/1/38 (e)(h)	664,317
859,936	Gold, 5.500% due 11/1/35-4/1/38 (h)	901,982

	TOTAL FHLMC	2,935,144

FNMA — 13.8%
	Federal National Mortgage Association (FNMA):
2,100,000	5.500% due 10/19/24 (h)(i)	2,221,078
6,697	8.000% due 7/1/30-9/1/30 (h)	7,595
25,956	7.500% due 8/1/30-2/1/31 (h)	29,091
2,010,435	5.000% due 6/1/35-2/1/36 (h)	2,084,637
347,835	5.500% due 11/1/36 (h)	364,865
701,984	6.500% due 6/1/37 (h)	751,591
83,419	6.000% due 7/1/38 (h)	88,138
2,100,000	5.000% due 10/14/39 (h)(i)	2,169,235

	TOTAL FNMA	7,716,230

GNMA — 4.3%
	Government National Mortgage Association (GNMA):
100,000	5.000% due 10/21/39 (i)	103,407
900,000	5.500% due 10/21/39 (i)	944,993
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

GNMA — 4.3% (continued)
$1,300,000	6.000% due 11/19/39 (i)	$1,371,385

	TOTAL GNMA	2,419,785

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $12,663,786)	13,071,159

SOVEREIGN BONDS — 2.9%
Italy — 0.6%
325,000	Region of Lombardy, 5.804% due 10/25/32	339,812

Mexico — 0.8%
	United Mexican States, Medium-Term Notes:
145,000	5.875% due 1/15/14	155,875
270,000	5.625% due 1/15/17	281,610

	Total Mexico	437,485

Russia — 0.5%
175,000	Russian Federation, 11.000% due 7/24/18 (c)	248,063

Supranational — 1.0%
540,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	583,645

	TOTAL SOVEREIGN BONDS (Cost — $1,495,679)	1,609,005

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 9.3%
U.S. Government Agencies — 4.2%
400,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (c)	433,949
1,000,000	Federal Home Loan Bank (FHLB), 1.050% due 2/23/10	1,003,052
490,000	Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes, 4.375% due 1/25/10 (h)	496,210
100,000	Federal National Mortgage Association (FNMA), Subordinated Debentures, zero coupon bond to yield 6.066% due 10/9/19 (h)	56,032
	Tennessee Valley Authority:
60,000	5.250% due 9/15/39	63,552
270,000	Bonds, 5.980% due 4/1/36	311,147

	Total U.S. Government Agencies	2,363,942

U.S. Government Obligations — 5.1%
	U.S. Treasury Bonds:
1,165,000	3.500% due 2/15/39	1,055,782
390,000	4.250% due 5/15/39	403,589
700,000	4.500% due 8/15/39	754,907
	U.S. Treasury Notes:
10,000	2.625% due 7/31/14	10,170
130,000	3.250% due 5/31/16	133,220
370,000	3.000% due 9/30/16	371,590
143,000	2.750% due 2/15/19	136,509
2,000	3.125% due 5/15/19	1,969
10,000	3.625% due 8/15/19	10,267

	Total U.S. Government Obligations	2,878,003

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $5,067,650)	5,241,945

U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.9%
	U.S. Treasury Bonds, Inflation Indexed:
164,480	1.750% due 1/15/28 (j)	157,952
180,556	2.500% due 1/15/29	194,493
See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face
Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.9% (continued)
	U.S. Treasury Notes, Inflation Indexed:
$1,546,062	0.875% due 4/15/10	$1,548,477
34,276	2.000% due 7/15/14	35,668
236,855	1.625% due 1/15/15	241,592

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $2,138,884)	2,178,182

Shares

COMMON STOCK — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
1,014	Axiohm Transaction Solutions Inc. (b)(g)* (Cost — $0)	0

PREFERRED STOCKS — 0.2%
FINANCIALS — 0.2%
Consumer Finance — 0.1%
113	Preferred Blocker Inc., 7.000% (c)	65,720

Thrifts & Mortgage Finance — 0.1%
10,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (e)(h)*	18,100
7,475	Federal National Mortgage Association (FNMA), 7.000% (e)(h)*	12,035
400	Federal National Mortgage Association (FNMA), 8.250% (e)(h)*	1,100

	Total Thrifts & Mortgage Finance	31,235

	TOTAL PREFERRED STOCKS (Cost — $481,012)	96,955

Warrants

WARRANTS — 0.1%
1,250	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20* (Cost — $0)	32,812

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $64,262,208)	53,280,216

Face
Amount

SHORT-TERM INVESTMENTS — 15.6%
U.S. Government Agency — 0.3%
$148,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.301% - 0.401% due 1/25/10 (h)(j)(k) (Cost — $147,839)	147,964

U.S. Government Obligation — 5.3%
3,000,000	U.S. Treasury Bills, 0.381% due 7/1/10 (k) (Cost — $2,991,366)	2,994,198

Repurchase Agreement — 10.0%
5,610,000	Morgan Stanley tri-party repurchase agreement dated 9/30/09, 0.030% due 10/1/09; Proceeds at maturity — $5,610,005; (Fully collateralized by U.S. government agency obligation, 0.000% due 1/6/10; Market value — $5,723,283) (Cost — $5,610,000)	5,610,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $8,749,205)	8,752,162

	TOTAL INVESTMENTS — 110.5% (Cost — $73,011,413#)	62,032,378
	Liabilities in Excess of Other Assets — (10.5)%	(5,883,134)

	TOTAL NET ASSETS — 100.0%	$56,149,244

See Notes to Schedule of Investments.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Investments (unaudited) (continued)	September 30, 2009

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of September 30, 2009.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	—	Adjustable Rate Mortgage
	GMAC	—	General Motors Acceptance Corp.
	GSAMP	—	Goldman Sachs Alternative Mortgage Products
	IO	—	Interest Only
Schedule of Written Options

		Expiration	Strike
Contracts	Security	Date	Price	Value

9	Eurodollar Futures, Call	3/15/10	$99.50	$2,588
15	Eurodollar Futures, Put	3/15/10	99.13	5,438
11	U.S. Treasury Bonds Futures, Call	11/20/09	121.00	28,187

Notional Par			Strike Rate

$820,000	Credit default swaption with Barclays Capital Inc. to buy protection, Call	11/12/09	4.09	42,829
250,000	Credit default swaption with Barclays Capital Inc. to buy protection, Call	9/02/14	4.70	12,207
820,000	Credit default swaption with Barclays Capital Inc. to sell protection, Put	11/12/09	4.09	2,344
250,000	Credit default swaption with Barclays Capital Inc. to sell protection, Put	9/02/14	4.70	9,639
830,000	Credit default swaption with Credit Suisse First Boston Inc. to buy protection, Call	8/27/14	4.70	31,980
830,000	Credit default swaption with Credit Suisse First Boston Inc. to sell protection, Put	8/27/14	4.70	40,534

	Total Written Options (Premiums Received — $181,020)			$175,746

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)
1. Organization and Significant Accounting Policies
Legg Mason Western Asset Variable Strategic Bond Portfolio (formerly known as Legg Mason Partners Variable Strategic Bond Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).
(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
The Portfolio has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.
The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		Other
		Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Description†	(Level 1)	(Level 2)	(Level 3)	Total

Long-term investments:
Corporate bonds & notes	—	$18,713,259	—	$18,713,259
Asset-backed securities	—	2,328,749	—	2,328,749
Collateralized mortgage obligations	—	9,796,062	—	9,796,062
Collateralized senior loans	—	212,088	—	212,088

Notes of Schedule of Investments (unaudited) (continued)

		Other
		Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
Description†	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage-backed securities	—	13,071,159	—	13,071,159
Sovereign bonds	—	1,609,005	—	1,609,005
U.S. government & agency obligations	—	5,241,945	—	5,241,945
U.S. treasury inflation protected securities	—	2,178,182	—	2,178,182
Common stocks	—	—	$0	0
Preferred stocks	$31,235	65,720	—	96,955
Warrants	—	32,812	—	32,812

Total long-term investments	31,235	53,248,981	0	53,280,216

Short-term investments†	—	8,752,162	—	8,752,162

Total investments	$31,235	$62,001,143	$0	$62,032,378

Other financial instruments:
Written options	(175,746)	—	—	(175,746)
Futures contracts	198,409	—	—	198,409
Interest rate swaps‡	—	(30,778)	—	(30,778)
Credit default swaps on credit indices — sell protection‡	—	(127,091)	—	(127,091)
Credit default swaps on credit indices — buy protection‡	—	372,468	—	372,468

Total other financial instruments	$22,663	$214,599	—	$237,262

Total	$53,898	$62,215,742	$0	$62,269,640

†	See schedule of investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
	Corporate	Information	Consumer
Investments in Securities	Bonds & Notes	Technology	Discretionary	TOTAL

Balance as of December 31, 2008	$84,795	$0	$0	$84,795
Accrued premiums/discounts	6,564	—	—	6,564
Realized gain/(loss)(1)	2,625	—	(65,741)	(63,116)
Change in unrealized appreciation (depreciation)(2)	151,975	—	65,741	217,716
Net purchases (sales)	184,496	—	0	184,496
Net transfers in and/or out of Level 3	(430,455)	—	—	(430,455)

Balance as of September 30, 2009	$0	$0	$0	$0

Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009(2)	$(25,000)	$0	—	$(25,000)

(1)	This amount is included in net realized gain (loss) from investment.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Notes of Schedule of Investments (unaudited) (continued)
(c) Futures Contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Portfolio is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed.
There is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Loan Participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
(e) Stripped Securities. The Portfolio invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.
(f) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.
The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes of Schedule of Investments (unaudited) (continued)
(g) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(h) Mortgage Dollar Rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Portfolio executes its mortgage dollar rolls entirely in TBA market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.
The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.
(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
(k) Credit and Market Risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments and may result in a lack of correlation between their credit ratings and values.

Notes of Schedule of Investments (unaudited) (continued)
(l) Swap Agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of September 30, 2009 was $143,771. If a defined credit event had occurred as of September 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $3,066,815 less the value of the contracts’ related reference obligations.
Credit default swaps
The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
Interest Rate Swaps
The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the

Notes of Schedule of Investments (unaudited) (continued)
counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
As of September 30, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.29%.
(m) Swaptions. The Portfolio may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.
When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolio enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Portfolio bears the market risk arising from any change in index values or interest rates.
(n) Security Transactions. Security transactions are accounted for on a trade date basis.
2. Investments
At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,670,304
Gross unrealized depreciation	(12,649,339)

Net unrealized depreciation	$(10,979,035)

At September 30, 2009, the Portfolio had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain

Contracts to Buy:
Eurodollar	38	3/10	$9,379,638	$9,440,625	$60,987
Eurodollar	5	6/10	1,233,741	1,237,875	4,134
U.S. Treasury 2-Year Notes	2	12/09	431,616	433,938	2,322
U.S. Treasury 5-Year Notes	22	12/09	2,534,087	2,554,062	19,975
U.S. Treasury 10-Year Notes	52	12/09	6,044,630	6,153,062	108,432
U.S. Treasury 30-Year Bonds	1	12/09	118,816	121,375	2,559

Net unrealized gain on open futures contracts					$198,409

During the period ended September 30, 2009, written option transactions for the Portfolio were as follows:

	Number of
	Contracts/
	Notional Par	Premiums

Written options, outstanding December 31, 2008	152	$136,430
Options written	9,800,281	413,958
Options closed	(2,000,289)	(226,914)
Options expired	(4,000,109)	(142,454)

Written options, outstanding September 30, 2009	3,800,035	$181,020

At September 30, 2009, the Portfolio held TBA securities with a total cost of $6,769,485.
At September 30, 2009, the Portfolio had the following open swap contracts:

PERIODIC
			PERIODIC	PAYMENTS	UPFRONT
			PAYMENTS	RECEIVED	PREMIUMS
SWAP	NOTIONAL	TERMINATION	MADE BY THE	BY THE	PAID/	UNREALIZED
COUNTERPARTY	AMOUNT	DATE	PORTFOLIO ‡	PORTFOLIO ‡	(RECEIVED)	DEPRECIATION

Interest Rate Swaps:
Morgan Stanley & Co. Inc.	$2,700,000	2/28/14	2.908%	3-Month LIBOR	$(66)	$(30,712)

Notes of Schedule of Investments (unaudited) (continued)

‡	Percentage shown is an annual percentage rate.
CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

			PERIODIC
			PAYMENTS		UPFRONT
SWAP			RECEIVED		PREMIUMS	UNREALIZED
COUNTERPARTY	NOTIONAL	TERMINATION	BY THE	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT(2)	DATE	PORTFOLIO‡	VALUE(3)	(RECEIVED)	(DEPRECIATION)

Barclay’s Capital Inc. (CDX)	$2,223,341	6/20/13	3.500% quarterly	$(13,124)	$(67,991)	$54,867

Credit Suisse First Boston Inc. (ABX.HE.AAA)	363,474	7/25/45	0.180% monthly	(78,147)	(22,604)	(55,543)

Credit Suisse First Boston Inc. (CMBX)	280,000	8/17/50	0.080% monthly	(52,500)	(91,375)	38,875 *

JPMorgan Securities Inc. (CMBX)	200,000	3/22/45	0.100% monthly	16,680	19,797	(3,117)*

Net unrealized appreciation on sales of credit default swaps on credit indices						$35,082

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

			PERIODIC
			PAYMENTS		UPFRONT
SWAP			MADE BY		PREMIUMS	UNREALIZED
COUNTERPARTY	NOTIONAL	TERMINATION	THE	MARKET	PAID/	APPRECIATION/
(REFERENCE ENTITY)	AMOUNT(2)	DATE	PORTFOLIO‡	VALUE(3)	(RECEIVED)	(DEPRECIATION)

Credit Suisse First Boston Inc. (CMBX)	$300,000	3/22/47	0.960% monthly	$122,100	$63,385	$58,715	*

Credit Suisse First Boston Inc. (CMBX)	280,000	8/17/50	0.080% monthly	52,500	92,106	(39,606	)*

Credit Suisse First Boston Inc. (CMBX)	280,000	3/22/47	0.350% monthly	56,252	93,198	(36,946	)*

Credit Suisse First Boston Inc. (CMBX)	680,000	8/17/50	0.350% monthly	136,612	226,662	(90,050	)*

Credit Suisse First Boston Inc. (CMBX)	60,000	3/22/45	0.100% monthly	5,004	13,899	(8,895	)*

Net unrealized depreciation on buys of credit default swaps on credit indices						$(116,782)

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

Notes of Schedule of Investments (unaudited) (continued)
3. Derivative Instruments and Hedging Activities
Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.
The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2009.

	Futures Contracts
Primary Underlying Risk	Unrealized	Unrealized	Written Options,	Swap Contracts,
Disclosure	Appreciation	Depreciation	at value	at value	Total

Interest Rate Contracts	$198,409	—	$(175,746)	$(30,778)	$(8,115)
Credit Contracts	—	—	—	245,377	245,377

Total	$198,409	—	$(175,746)	$214,599	$237,262

The Portfolio had average market values of $119,237 and $20,670,344 in written options and futures contracts (to buy) respectively, average notional balance in interest rate swap contracts of $1,220,000, average notional balances of $1,634,000 and $3,525,471 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively, during the period ended September 30, 2009.
As of September 30, 2009, the Portfolio did not have any open futures contracts (to sell), but had an average market value of $451,232 during the period ended September 30, 2009.

ITEM 2.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Partners Variable Income Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: November 23, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: November 23, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer
Date: November 23, 2009